Exhibit 99.1

CEO Veteran and Global Manufacturing Leader Jeff Graves Named President and CEO of 3D Systems

ROCK HILL, South Carolina, May 14, 2020 – 3D Systems’ (NYSE:DDD) Board of Directors today named manufacturing CEO veteran Dr. Jeffrey A. Graves as the new President and CEO, effective May 26. Graves brings 17 years of CEO experience and a proven track record for leading, operating and growing technically complex businesses. He replaces Vyomesh Joshi (VJ), who announced his retirement in February.

“I am incredibly excited about the opportunity at 3D Systems. Digital manufacturing will play a key role in the transformation of manufacturing, and 3D Systems is uniquely positioned with its portfolio of additive manufacturing systems, material science, software and domain expertise to help companies benefit from this transformation,” Graves said.

Graves joins 3D Systems from MTS Systems, a leading global supplier of high-performance test, simulation and measurement systems, where he served as CEO for the past eight years. At MTS, Graves led a company transformation to clearly define and deploy a focused business strategy and streamlined operating model.

“Jeff’s financial and operational discipline and precision is a core reason we chose him for this role,” said Charles (Chip) McClure, chairman of the Board of Directors. “He has shown that he knows how to organize and focus a business portfolio and streamline an operating model to deliver differentiated solutions to markets.”

Prior to MTS, Graves was CEO of C&D Technologies, a global provider of energy storage products for seven years, and served as CEO of KEMET Electronics, a manufacturer of high-performance capacitor solutions, for three years. He currently serves on the board of directors of Hexcel, a leading global manufacturer of advanced composite materials, and Faro, a company that develops and manufactures solutions that enable high-precision 3D capture, measurement and analysis across a variety of industries. He holds a Bachelor of Science, Master of Science and Doctorate in Metallurgical Engineering and Materials Science.

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as "believes," "belief," "expects," "may," "will," "estimates," "intends," "anticipates" or "plans" or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements" and "Risk Factors" in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

About 3D Systems

More than 30 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading Additive Manufacturing solutions company, it empowers manufacturers to create products and business models never before possible through transformed workflows. This is achieved with the Company’s best-of-breed digital manufacturing ecosystem - comprised of plastic and metal 3D printers, print materials, on-demand manufacturing services and a portfolio of end-to-end manufacturing software. Each solution is powered by the expertise of the company’s application engineers who collaborate with customers to transform manufacturing environments. 3D Systems’ solutions address a variety of advanced applications for prototyping through production in markets such as aerospace, automotive, medical, dental and consumer goods. More information on the company is available at www.3dsystems.com.